PIMCO Funds

Supplement dated August 18, 2026 to the Asset Allocation Funds Prospectus and the Equity-Related Strategy Funds Prospectus (each, a “Prospectus” and together, the “Prospectuses”) and the Statement of Additional Information (the “SAI”), each dated August 1, 2026, each as supplemented from time to time

Disclosure Related to the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO Small Cap RAE PLUS Bond Alpha Fund and PIMCO RAE Worldwide Long/Short PLUS Fund

Effective immediately, Research Affiliates, LLC is re-named Syzygy Asset Management. Therefore, effective immediately, all references to Research Affiliates, LLC, Research Affiliates LLC and Research Affiliates in the Prospectuses and the SAI are replaced with Syzygy Asset Management.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_081826